                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  June 20, 1996


                              AVIVA PETROLEUM INC.
             (Exact name of registrant as specified in its charter)


            TEXAS                        0-22258                75-1432205
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
 incorporation or organization)         Number)           Identification Number)


        8235 DOUGLAS AVENUE,                                        75225
       SUITE 400, DALLAS, TEXAS                                   (Zip Code)
(Address of principal executive offices)


                                 (214) 691-3464
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS


   The press release dated June 20, 1996 that is filed herewith as Exhibit 20.1 is incorporated herein by reference.


ITEM 7. EXHIBITS


c)   Exhibits

     20.1 Press release dated June 20, 1996 announcing that drilling has commenced on the JA-7 well at Main Pass 41, located in the Gulf of Mexico, offshore Louisiana.

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         AVIVA PETROLEUM INC.



Date:  June 20, 1996                     /s/ James L. Busby
                                         ------------------------------
                                         James L. Busby
                                         Treasurer
                                         (principal accounting officer)

EXHIBITS

Number                                 Description of Exhibit
- ------                                 ----------------------

**20.1 Press release dated June 20, 1996 announcing that drilling has commenced on the JA-7 well at Main Pass 41, located in the Gulf of Mexico, offshore Louisiana.

- -------------
**  Filed Herewith